UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report	March 4, 2011
(Date of earliest event reported)	(December 31, 2010)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 is being filed to amend and restate in its entirety, this Form 8-K in order to furnish unaudited pro forma condensed consolidated financial statements of Torchmark Corporation specified in Article 11 of Securities and Exchange Commission (“SEC”) Regulation S-X, which were omitted in error from the original filing dated January 5, 2011.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 31, 2010, Liberty National Life Insurance Company (“Liberty National”), a subsidiary of Torchmark Corporation (“Torchmark”), completed and closed the sale of all the issued and outstanding common stock of its subsidiary, United Investors Life Insurance Company (“United Investors”), to Protective Life Insurance Company (“Protective”), a subsidiary of Protective Life Corporation, for approximately $343 million in cash, subject to post-closing adjustments provided for in the Stock Purchase Agreement dated as of September 13, 2010 among the parties, which Stock Purchase Agreement had been previously filed as an exhibit to the Form 8-K dated September 14, 2010. Prior to closing, approximately $305 million of assets, at fair value, were distributed from United Investors to Liberty National. The combined total of the purchase price and the pre-closing distributions to Liberty National was approximately $648 million.

Torchmark classified United Investors as a discontinued operation in the third quarter of 2010. This classification is reflected in Torchmark’s Unaudited Consolidated Balance Sheets as of September 30, 2010 and December 31, 2009 and Unaudited Consolidated Statements of Operations for the three month and nine month periods ended September 30, 2010 and 2009, as set forth in Torchmark’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2010. Torchmark’s unaudited pro forma condensed consolidated financial statements and related descriptions of pro-forma adjustments and notes are attached as Exhibit 99.1 hereto. This pro forma information is intended to provide investors with information about how the sale of United Investors might have affected Torchmark’s historical financial position and results of operations. However, the unaudited pro forma financial information is not intended to represent and may not be indicative of the consolidated results of operations or financial position that would have occurred had the sale of United Investors been completed as of the dates presented nor the future results of operations or financial position of Torchmark.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of Torchmark Corporation specified in Article 11 of SEC Regulation S-X are attached as Exhibit 99.1.

(a)	Shell company transactions.

None.

(b)	Exhibits.

(2.01)	Stock Purchase Agreement dated as of September 13, 2010 by and among Protective Life Insurance Company, United Investors Life Insurance Company, Liberty National Life Insurance Company and Torchmark Corporation (incorporated by reference from Exhibit 99.1 to Form 8-K dated September 14, 2010).

(99.1)	Torchmark Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: March 4, 2011	/s/ Carol A. McCoy
Carol A. McCoy
Vice President, Associate Counsel and Secretary

4